Filed pursuant to Rule 497(e)

File No. 333-189544

CORPORATE CAPITAL TRUST, INC.

Supplement dated December 17, 2013

To

Prospectus dated November 1, 2013

This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated November 1, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Increase in Public Offering Price

On December 17, 2013, our board of directors increased the public offering price of our continuous public offering of common stock from $11.20 per share to $11.30 per share. This increase in our public offering price is effective as of December 17, 2013. The purpose of this action was to ensure that our net asset value per share does not exceed our net offering price per share, as required by the Investment Company Act of 1940, as amended. As a result of the increase in our public offering price per share, our maximum sales load and the net proceeds per share will correspondingly increase from $1.12 to $1.13 and from $10.08 to $10.17, respectively.

This supplement further amends the Prospectus as follows:

Distribution Reinvestment Plan

The “Distribution Reinvestment Plan” section of the Prospectus is amended by replacing the fifth paragraph with the following:

Your distribution amount will purchase shares at a per share price equivalent to 90% of the public offering price pursuant to the effective registration statement at the time of your purchase. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be the net asset value per share. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.